Exhibit 10.2

EXECUTION COPY

THIRD AMENDMENT TO

THE ABL CREDIT AGREEMENT

This Third Amendment (this “Amendment”) to the ABL Credit Agreement referred to below is dated as of August 15, 2018 and is entered into by and among Williams Scotsman International, Inc., a Delaware corporation (“WS International” or “Administrative Borrower”), Williams Scotsman, Inc., a Maryland corporation (“WSI”), WillScot Equipment II, LLC, a Delaware limited liability company (“WillScot”), Acton Mobile Holdings, LLC, a Delaware limited liability company (“Acton Mobile”), New Acton Mobile Industries LLC, a Delaware limited liability company (“New Acton”), Onsite Space LLC, an Indiana limited liability company (“Onsite Space” and, together with WS International and WSI, WillScot, Acton Mobile and New Acton, each, a “U.S. Borrower” and, collectively, the “U.S. Borrowers”), Williams Scotsman of Canada, Inc., a corporation incorporated under the Business Corporations Act (Ontario) (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), William Scotsman Holdings Corp., a Delaware corporation (“Holdings”), as Holdings and a Guarantor, each of the other Guarantors listed on the signature pages hereto, each Incremental Revolver Lender (as defined below) party hereto and Bank of America, N.A., as administrative agent and collateral agent for itself and the other Secured Parties (collectively, in such capacities, the “Agent”).

RECITALS

WHEREAS, pursuant to the ABL Credit Agreement, dated as of November 29, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (including pursuant to the First Amendment to the ABL Credit Agreement dated as of July 9, 2018 and the Second Amendment to the ABL Credit Agreement dated as of July 24, 2018), the “Existing ABL Credit Agreement” and, as amended by this Amendment, the “Amended ABL Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto from time to time and Bank of America, N.A. as Agent, the Lenders have agreed to extend credit in the form of revolving credit facilities to the Borrowers;

WHEREAS, the Administrative Borrower (or one of its wholly-owned subsidiaries) intends to acquire Modular Space Holdings, Inc., a Delaware corporation;

WHEREAS, the Administrative Borrower has previously notified the Administrative Agent, in accordance with Section 2.1.11 of the Existing ABL Credit Agreement, that it is requesting to (i) increase the Maximum Canadian Facility Amount pursuant to Section 2.1.11(b) of the Existing ABL Credit Agreement and that the Incremental Canadian Revolver Lenders (as defined below) have agreed to provide such Canadian Revolver Commitment Increase on the Third Amendment Effective Date (as defined below) to the Canadian Borrower in an aggregate principal amount of $70,000,000 and (ii) increase the Maximum U.S. Facility Amount pursuant to Section 2.1.11(d) of the Existing ABL Credit Agreement and that the Incremental U.S. Revolver Lenders (as defined below) have agreed to provide such U.S. Revolver Commitment Increase on the Third Amendment Effective Date to the U.S. Borrowers in an aggregate principal amount of $755,000,000, in each case, subject to the terms and conditions set forth herein;

WHEREAS, each Person party hereto whose name is set forth on Schedule I hereto under the heading “Incremental Canadian Revolver Lenders” (each such Person, an “Incremental Canadian Revolver Lender”) has agreed to make available a Canadian Revolver Commitment Increase on the Third Amendment Effective Date to the Canadian Borrower in an aggregate principal amount equal to the amount set forth on Schedule I hereto opposite such Incremental Canadian Revolver Lender’s name (each, an “Incremental Canadian Revolver Commitment” and, collectively, the “Incremental Canadian Revolver Commitments”), subject to the terms and conditions set forth herein;

WHEREAS, each Person party hereto whose name is set forth on Schedule I hereto under the heading “Incremental U.S. Revolver Lenders” (each such Person, an “Incremental U.S. Revolver Lender” and, together with the Incremental Canadian Revolvers Lenders, the “Incremental Revolver Lenders”) has agreed to make available a U.S. Revolver Commitment Increase on the Third Amendment Effective Date to the U.S. Borrowers in an aggregate principal amount equal to the amount set forth on Schedule I hereto opposite such Incremental U.S. Revolver Lender’s name (each, an “Incremental U.S. Revolver Commitment” and collectively, the “Incremental U.S. Revolver Commitments”; the Incremental U.S. Revolver Commitments and the Incremental Canadian Revolver Commitments are collectively referred to herein as the “Incremental Revolver Commitments”)), subject to the terms and conditions set forth herein; and

WHEREAS, this Amendment is entered into pursuant to Sections 2.1.11 and 14.1.1(f)(ii) of the Existing ABL Credit Agreement to provide for the Incremental Revolver Commitments made available pursuant hereto referred to above.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms. Capitalized terms used but not defined herein (including in the introductory paragraph hereof and the recitals hereto) shall have the meanings assigned to such terms in the Amended ABL Credit Agreement (for such purpose, as if the First Amendment Effective Date (as defined therein), the Second Amendment Effective Date (as defined therein) and the Third Amendment Effective Date had occurred).

Section 2.                                           Incremental Revolver Commitments.

(a)                                 The Administrative Borrower confirms and agrees that (i) it has requested Incremental Canadian Revolver Commitments in the aggregate principal amount of $70,000,000 from the Incremental Canadian Revolver Lenders pursuant to and on the terms set forth in Section 2.1.11(b) of the Existing ABL Credit Agreement (as modified hereby), effective on the Third Amendment Effective Date and (ii) it has requested Incremental U.S. Revolver Commitments in the aggregate principal amount of $755,000,000 from the Incremental U.S. Revolver Lenders pursuant to and on the terms set forth in Section 2.1.11(d) of the Existing ABL Credit Agreement (as modified hereby), effective on the Third Amendment Effective Date.  The Agent acknowledges and agrees that it has received the notices required by Section 2.1.11(e) on a timely basis in accordance with the terms thereof.

(b)                                 Subject to the terms and conditions set forth herein, (i) each Incremental Canadian Revolver Lender agrees, severally and not jointly, to make available to the Canadian Borrower, from and after the Third Amendment Effective Date, an Incremental Canadian Revolver Commitment in a principal amount equal to the Incremental Canadian Revolver Commitment of such Incremental Canadian Revolver Lender as set forth on Schedule I hereto and (ii) each Incremental U.S. Revolver Lender agrees, severally and not jointly, to make available to the U.S. Borrowers, from and after the Third Amendment Effective Date, an Incremental U.S. Revolver Commitment in a principal amount equal to the Incremental U.S. Revolver Commitment of such Incremental U.S. Revolver Lender as set forth on Schedule I hereto.

(c)                                  Effective on and at all times after the Third Amendment Effective Date, (i) the Incremental Canadian Revolver Commitments shall constitute an increase to the Canadian Revolver Commitments existing immediately prior to the Third Amendment Effective Date and the terms and provisions of the Incremental Canadian Revolver Commitments shall be identical to the terms and provisions of the existing Canadian Revolver Commitments in effect immediately prior to the Third Amendment Effective Date (and the loans made under the Incremental Canadian Revolver Commitments shall have the same terms and provisions as Canadian Revolver Loans made under the existing Canadian Revolver Commitments in effect immediately prior to the Third Amendment Effective Date) and (ii) the Incremental U.S. Revolver Commitments shall constitute an increase to the U.S. Revolver Commitments existing immediately prior to the Third Amendment Effective Date and the terms and provisions of the Incremental U.S. Revolver Commitments shall be identical to the terms and provisions of the existing U.S. Revolver Commitments in effect immediately prior to the Third Amendment Effective Date (and the loans made under the Incremental U.S. Revolver Commitments shall have the same terms and provisions as U.S. Revolver Loans made under the existing U.S. Revolver Commitments in effect immediately prior to the Third Amendment Effective Date).

(d)                                 Pursuant to Section 2.1.11 of the Existing ABL Credit Agreement, and effective as of the Third Amendment Effective Date, for all purposes of the Loan Documents, (i) the Incremental Revolver Commitments shall be “Revolver Commitments” under the Amended ABL Credit Agreement, (ii) the Incremental Canadian Revolver Commitments shall be “Canadian Revolver Commitments” under the  Amended ABL Credit Agreement, (iii) the Incremental U.S. Revolver Commitments shall be “U.S. Revolver Commitments” under the Amended ABL Credit Agreement, (iv) each Incremental Canadian Revolver Lender shall be a “Canadian Revolver Lender” under the Amended ABL Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Canadian Revolver Lender under the Amended ABL Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Canadian Revolver Lenders, (v) each Incremental U.S. Revolver Lender shall be a “U.S. Revolver Lender” under the Amended ABL Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a U.S. Revolver Lender under the Amended ABL Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of U.S. Revolver Lenders, (vi) the loans made under the Incremental Canadian Revolver Commitments shall be “Canadian Revolver Loans” under the Amended ABL Credit Agreement and (vii) the loans made under the Incremental U.S. Revolver Commitments shall be “U.S. Revolver Loans” under the Amended ABL Credit Agreement.

(e)                                  As used herein, the following terms have the meanings set forth below:

2018 Commitment Letter: the Amended and Restated Commitment Letter dated July 5, 2018 among Parent, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Credit Suisse Loan Funding LLC and ING Capital LLC (as amended on July 24, 2018 by the parties thereto).

2018 Fee Letter: the Amended and Restated Fee Letter dated July 5, 2018 among Parent, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Credit Suisse Loan Funding LLC and ING Capital LLC (as amended on July 24, 2018 by the parties thereto).

ModSpace Specified Acquisition Agreement Representations:  representations made by, or with respect to, ModSpace and its subsidiaries in the ModSpace Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that Parent (or any of its Affiliates) has the right (taking into account any applicable cure provisions) to terminate its (or their) obligations under the ModSpace Acquisition Agreement as a result of a breach of such representations in the ModSpace Acquisition Agreement or to decline to consummate the ModSpace Acquisition (in accordance with the terms of the ModSpace Acquisition Agreement).

Section 3.                                           Amended ABL Credit Agreement.

Subject to the occurrence of the Third Amendment Effective Date, each of the Loan Parties, the Agent, and the Incremental Revolver Lenders party hereto agree that the Existing ABL Credit Agreement is hereby amended as follows:

(a)                                 Section 1.1 of the Existing ABL Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:

Third Amendment Agreement: the Third Amendment to this Agreement dated as of August 15, 2018 among the Borrowers, Holdings, the other Loan Parties party thereto, the Incremental Revolver Lenders (as defined therein) and Bank of America, N.A., as administrative agent and collateral agent.

Third Amendment Effective Date: the Third Amendment Effective Date (as defined in the Third Amendment Agreement).

(b)                                 The definition of “Canadian Fronting Bank” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “, Barclays Bank PLC” immediately prior to the text “and ING Capital LLC” therein.

(c)                                  The definition of “Joint Lead Arrangers” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “, Barclays Bank PLC” immediately after the text “ING Capital LLC” therein.

(d)                                 The definition of “Loan Documents” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “the Third Amendment Agreement,” immediately following the text “the Second Amendment Agreement,” therein.

(e)                                  The second sentence of the definition of “Revolver Commitments” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended and restated as follows:

““Revolver Commitments” means the aggregate amount of all Borrower Group Commitments, which amount shall on the Third Amendment Effective Date be equal to the sum of (a) $140,000,000 in respect of the Canadian Revolver Commitments, and (b) $1,285,000,000 in respect of the U.S. Revolver Commitments.”

(f)                                   The definition of “U.S. Fronting Bank” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “, Barclays Bank PLC” immediately prior to the text “and ING Capital LLC” therein.

(g)                                  The Existing Credit Agreement is hereby amended by replacing all references therein (including on the cover page thereof) to “Credit Suisse Securities (USA) LLC” therein with “Credit Suisse Loan Funding LLC”.

(h)                                 The definition of “Disqualified Institution” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended as set forth below:

(1) by replacing the text “any Facility” set forth in the parenthetical in clause (ii) thereof and replacing it with the text “any Facility or any person who at the time of such designation has entered into an Assignment and Acceptance or a participation in respect of any Loans, Revolver Commitments or any Facility that has not yet become effective”;

(2) by replacing the text “any Facility” set forth in clause (iii)(a) thereof and replacing it with the text “any Facility or any person who at the time of such designation has entered into an Assignment and Acceptance or a participation in respect of any Loans, Revolver Commitments or any Facility that has not yet become effective”; and

(3) by adding the following to the end thereof: “The designation of a Disqualified Institution pursuant to the foregoing clauses (ii) and (iii)(a) shall not be effective until three Business Days after Agent has made available the list of such Disqualified Institutions to the Lenders.”.

(i)                                     Section 3.3 of the Existing ABL Credit Agreement is hereby amended by adding the following sentence immediately prior to the final sentence thereof: “Each Canadian Domiciled Loan Party confirms that it understands and is able to calculate the rate of interest applicable to Borrowings based on the methodology for calculating per annum rates provided for herein.  Each Canadian Domiciled Loan Party irrevocably agrees not to plead or assert, whether by way of defense or otherwise, in any proceeding relating to this Agreement or any Loan Documents, that the interest payable hereunder and the calculation thereof has not been adequately disclosed to the Canadian Domiciled Loan Parties as required pursuant to Section 4 of the Interest Act (Canada).”.

(j)                                    The third sentence of Section 8.1.4 of the Existing ABL Credit Agreement is hereby amended by replacing the word “may” set forth therein with the following text: “may (or shall at the request of the Required Lenders)”.

(k)                                 Clause (f) of Section 14.12.1 of the Existing ABL Credit Agreement is hereby amended by adding the following text after the word “Transferee” set forth therein: “(it being understood and agreed that, for the avoidance of doubt, the list of Disqualified Institutions may be provided to any such Transferee pursuant to this clause (f))”.

(l)                                     The definition of “Maximum Canadian Facility Amount” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$150,000,000” therein with the amount “$140,000,000”.

(m)                             The definition of “Maximum Revolver Facility Amount” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$1,350,000,000” therein with the amount “$1,425,000,000”.

(n)                                 The definition of “Maximum U.S. Facility Amount” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing the reference to the amount “$1,200,000,000” therein with the amount “$1,285,000,000”.

Section 4.                                           Waivers and Acknowledgments; Additional Fronting Bank; Letters of Credit; Post-Closing Obligations.

(a)                                 The Incremental Revolver Lenders party hereto hereby waive (without limiting the conditions set forth in Section 5 of this Amendment): (i) the application of Section 1.8(c) of the Existing ABL Credit Agreement solely with respect to the making of loans and the issuance of any Letters of Credit on the Third Amendment Effective Date under the Incremental Revolver Commitments established hereunder, (ii) the conditions set forth in Section 2.1.11(e) of the Existing ABL Credit Agreement solely with respect to the providing of the Incremental Revolver Commitments established hereunder on the Third Amendment Effective Date and the making of loans and the issuance of any Letters of Credit thereunder on the Third Amendment Effective Date and (iii) the conditions set forth in Section 6.2 of the Existing Credit Agreement solely with respect to the making of any Loans (including loans made under the Incremental Revolver Commitments established hereunder) and the issuance of any Letters of Credit on the Third Amendment Effective Date, the proceeds of which are used to finance the purchase price of the ModSpace Acquisition, to effect the Debt Repayment or to pay the ModSpace Transaction Costs.

(b)                                 Barclays Bank PLC hereby agrees, from and after the Third Amendment Effective Date to act as a Canadian Fronting Bank and a U.S. Fronting Bank under the Amended ABL Credit Agreement, and the Administrative Borrower hereby consents to the foregoing.

(c)                                  The parties hereto hereby agree that this Amendment shall constitute the joinder agreement referred to in Section 2.1.11(e) of the Existing ABL Credit Agreement applicable to the Incremental Revolver Commitments.

(d)                                 The parties hereto hereby agree that, upon the occurrence of the Third Amendment Effective Date, the letters of credit identified on Schedule II hereto shall be deemed to be Canadian Letters of Credit or U.S. Letters of Credit, as applicable, issued under the Amended ABL Credit Agreement.  The parties hereto hereby agree that, upon the occurrence of the Third Amendment Effective Date, the issued and outstanding Canadian Letters of Credit and U.S. Letters of Credit are those identified on Schedules II and III hereto.

(e)                                  The Canadian Borrower shall deliver, or cause to be delivered, to the Agent within two Business Days (or such longer period in the Agent’s sole discretion) after the Third Amendment Effective Date a deed of hypothec executed by ModSpace Financial Services Canada, Ltd. and registered in the register of personal and moveable real rights, together with an opinion of Blake, Cassels & Graydon LLP in respect of same.

(f)                                   The Canadian Borrower shall deliver, or cause to be delivered, to the Agent within ten Business Days (or such longer period in the Agent’s sole discretion) after the Third Amendment Effective Date an opinion of counsel in each of Manitoba, Saskatchewan, Newfoundland and Nova Scotia in respect of the security interest granted by ModSpace Financial Services Canada, Ltd.

(g)                                  The Canadian Borrower shall, on a commercially reasonable efforts basis, deliver, or cause to be delivered, to the Agent within thirty days (or such longer period in the Agent’s sole discretion) after the Third Amendment Effective Date estoppel letters, no-interest letters or waivers from existing secured parties of ModSpace Financial Services Canada, Ltd. as reasonably requested by the Agent or its counsel.

(h)                                 For purposes of the amendments to the Existing ABL Credit Agreement provided for herein, the Incremental Revolver Lenders party hereto that are also Lenders under the Existing ABL Credit Agreement hereby consent to such amendments in their capacities as Lenders under the Existing ABL Credit Agreement.

(i)                                     Notwithstanding anything in the Amended ABL Credit Agreement to the contrary, the parties hereto hereby agree that the Rental Equipment of Resun Chippewa, LLC shall be included in the U.S. General Asset Component of the U.S. Borrowing Base (to the extent such Rental Equipment otherwise would constitute U.S. Eligible Rental Equipment if it were owned by the Unit Subsidiary) for a period of thirty days after the Third Amendment Effective Date.

Section 5.                                           Conditions to Effectiveness of Amendment.

The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Third Amendment Effective Date”):

(a)                                 Executed Counterparts.  The Agent shall have received duly executed counterparts of this Amendment from the Borrowers, Holdings, each other Loan Party, each Fronting Bank, each Swingline Lender and the Incremental Revolver Lenders party hereto.

(b)                                 ModSpace Acquisition.  (i) The ModSpace Acquisition shall have been consummated or shall be consummated substantially concurrently with the effectiveness of this Amendment in accordance in all material respects with the terms of the Acquisition Agreement and (ii) since June 21, 2018, the ModSpace Acquisition Agreement has not been amended, waived or modified (whether pursuant to Parent’s consent or otherwise) in any respect by Parent in a manner that is materially adverse to the Commitment Parties (as defined in the 2018 Commitment Letter), in their respective capacity as such, without the consent of the Lead Arrangers (as defined in the 2018 Commitment Letter) (such consent not to be unreasonably withheld, conditioned or delayed); provided that in each case the Lead Arrangers shall be deemed to have consented to such amendment, waiver or modification unless they shall object in writing thereto within three business days of receipt of written notice of such amendment, waiver or modification.

(c)                                  Secretary’s Certificates.  The Agent shall have received with respect to Holdings, the Borrowers and each other Loan Party:

(i) copies of the certificate or articles of incorporation, formation or organization of each U.S. Domiciled Loan Party (including each amendment thereto) certified as of a date reasonably near the Third Amendment Effective Date as being a true and complete copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized;

(ii) a certificate of the secretary or assistant secretary of each Loan Party dated the Third Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the Organic Documents of such Loan Party as in effect on the Third Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party to be executed on the Third Amendment Effective Date and the consummation of the ModSpace Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation, formation or organization, as applicable, of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (iv) below (to the extent such certification can be so obtained) and (D) as to the incumbency and specimen signature of each Person authorized to execute any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party;

(iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (ii) above; and

(iv) a copy of the certificate of good standing (or other similar instrument) (to the extent a certificate of good standing or other similar instrument may be obtained in the relevant jurisdiction) of such Loan Party from the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized (dated as of a date reasonably near the Third Amendment Effective Date) and, with respect to the Canadian Borrowers, the jurisdiction in which their chief executive office is located, if (x) such jurisdiction is different than its jurisdiction of organization and (y) the relevant Canadian Borrower is registered in such jurisdiction.

(d)                                 No Company Material Adverse Effect.  Since the date of the ModSpace Acquisition Agreement, no Company Material Adverse Effect (as defined in the ModSpace Acquisition Agreement as in effect on June 21, 2018) shall have occurred and be continuing.

(e)                                  Debt Repayment.  The Debt Repayment has been or will be consummated substantially concurrently with the effectiveness of this Amendment.

(f)                                   Representations and Warranties.  The Specified Representations shall be true and correct in all material respects as of the Third Amendment Effective Date (or, if any such representations or warranties are qualified by materiality, material adverse effect or similar language, shall be true and correct in all respects).  The ModSpace Specified Acquisition Agreement Representations (only to the extent that Parent (or its affiliate) has the right (taking into account any applicable cure provisions) to terminate Parent’s or its affiliate’s obligations under the ModSpace Acquisition Agreement or to decline to consummate the ModSpace Acquisition (in each case, in accordance with the terms thereof) as a result of a breach thereof) shall be true and correct in all material respects as of the Third Amendment Effective Date (or, if any such representations or warranties are qualified by materiality, material adverse effect or similar language, shall be true and correct in all respects).

(g)                                  Fees and Expenses.  All fees required to be paid on the Third Amendment Effective Date pursuant to the 2018 Fee Letter in connection with the credit facilities contemplated thereby and reasonable out-of-pocket expenses required to be paid on the Third Amendment Effective Date pursuant to the 2018 Commitment Letter, to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date (except as otherwise agreed to by the Borrowers), shall, substantially concurrently with effectiveness of this Amendment, have been paid (which amounts may, at the option of the Borrowers, be offset against the proceeds of any Loans to be made on the Third Amendment Effective Date in connection with the ModSpace Transactions).

(h)                                 Financial Statements.  The Agent shall have received:

(i) a pro forma consolidated balance sheet and related pro forma consolidated statement of income of Parent as of, and for the twelve month period ending on, March 31, 2018, prepared after giving effect to the ModSpace Transactions as if the ModSpace Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income); and

(ii) (A) audited consolidated balance sheets of Parent and its consolidated subsidiaries as at the end of, and related statements of income and cash flows for, the three prior fiscal years ended at least 90 days before the Third Amendment Effective Date; (B) the audited consolidated financial statements of ModSpace and its consolidated subsidiaries delivered pursuant to the ModSpace Acquisition Agreement, which are comprised of (i) the audited consolidated balance sheet as of September 30, 2017 and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the period from March 3, 2017 to September 30, 2017 and (ii) the audited consolidated balance sheet as of September 30, 2016 and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the period from October 1, 2016 to March 2, 2017, and for each of the years in the period ended September 30, 2016 and 2015; (C) the unaudited consolidated balance sheets of Parent and its consolidated subsidiaries as at the end of, and the related statements of income and cash flows for, each subsequent fiscal quarter (other than the fourth fiscal quarter of any fiscal year) of Parent and its consolidated subsidiaries ended after the most recent fiscal period for which audited financial statements have been provided pursuant to clause (A) hereof and at least 45 days before the Third Amendment Effective Date; (D) the unaudited consolidated financial statements of ModSpace and its consolidated subsidiaries, which are comprised of a balance sheet as of March 31, 2018 (unaudited) and September 30, 2017 and the related (i) consolidated statements of operations (unaudited) for (x) the three months ended March 31, 2018 and the period from March 3, 2017 to March 31, 2017 and (y) the six months ended March 31, 2018 and the period from March 3, 2017 to March 31, 2017, and (ii) consolidated statements of cash flows (unaudited) for the six months ended March 31, 2018 and the period from March 3, 2017 to March 31, 2017; and (E) the unaudited consolidated financial statements of ModSpace and its consolidated subsidiaries, which are comprised of (i) consolidated statements of operations (unaudited) for the period from January 1, 2017 to March 2, 2017 and the period from October 1, 2016 to March 2, 2017 and (ii) consolidated statements of cash flows (unaudited) for the period from October 1, 2016 to March 2, 2017.  The Agent acknowledges and agrees that it has already received the financial statements required pursuant to clauses (A), (B), (C) and (D) and (E) hereof.

(i)                                     Legal Opinions.  The Agent shall have received the following executed legal opinions:

(i) the legal opinion of Allen & Overy LLP, special counsel to the Loan Parties;

(ii) the legal opinion of Blake, Cassels & Graydon LLP, special Canadian counsel to the Loan Parties;

(iii) the legal opinion of Whiteford, Taylor & Preston L.L.P., as local Maryland counsel for the Loan Parties; and

(iv) the legal opinion of Taft Stettinius & Hollister LLP, as local Indiana counsel for the Loan Parties.

Each such legal opinion shall (a) be dated as of the Third Amendment Effective Date, (b) be addressed to the Agent, the Lenders (including the Incremental Revolver Lenders and the Swingline Lenders) and the Fronting Banks and (c) cover such matters relating to this Amendment and the ModSpace Transactions as the Agent may reasonably require.  Each Loan Party hereby instructs such counsel to deliver such opinions to the Agent, the Lenders (including the Incremental Revolver Lenders and the Swingline Lenders) and the Fronting Banks.

(j)                                    Solvency Certificate.  The Agent shall have received a solvency certificate (a “Solvency Certificate”) substantially in the form attached as Exhibit H to the Existing ABL Credit Agreement (modified to conform to the amendment to Section 9.1.16 of the Existing ABL Credit Agreement contemplated by the First Amendment Agreement) dated the Third Amendment Effective Date and signed by the chief financial officer or other officer with equivalent duties of the Administrative Borrower.

(k)                                 Closing Certificate.  The Agent shall have received a certificate of a Senior Officer of the Administrative Borrower dated the Third Amendment Effective Date confirming satisfaction of the conditions set forth in Sections 5(b), (d) and (f) of this Amendment.

(l)                                     Certain Information.  The Agent shall have received at least three (3) Business Days before the Third Amendment Effective Date all documentation and other information about the Borrowers and the Guarantors that shall have been reasonably requested by the Agent in writing at least ten (10) Business Days prior to the Third Amendment Effective Date and that the Agent reasonably determines is required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the AML Legislation.  At least five (5) Business Days before the Third Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

(m)                             Collateral.  All documents and instruments required to create and perfect the Agent’s security interests in the Collateral shall have been executed and delivered and, if applicable, be in proper form for filing (or arrangements reasonably satisfactory to the Agent shall have been made for the execution, delivery and filing of such documents and instruments substantially concurrently with the consummation of the ModSpace Acquisition).

(n)                                 Notice of Borrowing.  With respect to any Revolver Loans to be made under the Incremental Revolver Commitments, the Administrative Borrower shall have delivered a duly executed Notice of Borrowing to the Agent in accordance with Section 4.1 of the Amended ABL Credit Agreement.

(o)                                 Borrowing Base Certificate.  The Agent shall have received a Borrowing Base Certificate dated the Third Amendment Effective Date and signed by the chief financial officer or other officer with equivalent duties of the Administrative Borrower.

(p)                                 First Amendment Effective Date; Second Amendment Effective Date.  The First Amendment Effective Date shall have occurred and the Second Amendment Effective Date shall have occurred.

Section 6.                                           Representations and Warranties.  In order to induce the Agent and the Incremental Revolver Lenders party hereto to enter into this Amendment, each Loan Party hereby represents and warrants, on and as of the Third Amendment Effective Date, that the representations and warranties (giving effect, for the avoidance of doubt, to the inclusion of this Amendment as a Loan Document pursuant to the amendment of the Existing ABL Credit Agreement contemplated by Section 3(d) of this Amendment) of each Loan Party in the Loan Documents are true and correct in all material respects as of the Third Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and any representation or warranty qualified by materiality, material adverse effect or similar language shall be true and correct in all respects); provided that the only such representations and warranties the accuracy of which shall be a condition precedent to the effectiveness of this Amendment are set forth in Section 5(f) of this Amendment.

Section 7.                                           Effect on the Loan Documents.

(a)                                 As of the Third Amendment Effective Date, each reference in the Amended ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended ABL Credit Agreement.

(b)                                 Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents, except as expressly contemplated hereby.

(d)                                 The Administrative Borrower and the other parties hereto acknowledge and agree that, on and after the Third Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended ABL Credit Agreement.

Section 8.                                           Non-Reliance on Agent.  Each Incremental Revolver Lender party hereto acknowledges that it has, independently and without reliance upon the Agent or any Incremental Revolver Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment.  Each Incremental Revolver Lender party hereto also acknowledges that it will, without reliance upon the Agent or any other Incremental Revolver Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended ABL Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

Section 9.                                           Reaffirmation.  Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, Holdings, each Borrower and each other Loan Party, as of the Third Amendment Effective Date, (i) acknowledges and agrees that all of its obligations (including, for the avoidance of doubt, obligations with respect to the Incremental Revolver Commitments) under its Guarantee as set out in the Amended ABL Credit Agreement are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by such Loan Party to the Agent for the benefit of the Secured Parties (including with respect to the Incremental Revolver Commitments) and (iii) acknowledges and agrees that any grants of security interests by such Loan Party pursuant to the Security Documents, and the Guarantee provided by such Loan Party in the Amended ABL Credit Agreement (including in each case with respect to the Incremental Revolver Commitments), are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents.  Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Existing ABL Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

Section 10.                                    GOVERNING LAW.  THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 11.                                    Miscellaneous.

(a)  This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns.

(b)  Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)  Each of the parties hereto hereby agrees that Sections 14.6, 14.8, 14.14, 14.15 and 14.16 of the Existing ABL Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers or representatives as of the day and year first above written.

WILLIAMS SCOTSMAN HOLDINGS CORP., as Holdings and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLIAMS SCOTSMAN INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLIAMS SCOTSMAN, INC., as a U.S. Borrower and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLSCOT EQUIPMENT II, LLC, as a U.S. Borrower and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

ACTON MOBILE HOLDINGS, LLC, as a U.S. Borrower and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

NEW ACTON MOBILE INDUSTRIES LLC, as a U.S. Borrower and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

ONSITE SPACE LLC, as a U.S. Borrower and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLIAMS SCOTSMAN OF CANADA, INC., as Canadian Borrower and a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent, an Incremental U.S. Revolver Lender, a U.S. Fronting Bank and U.S. Swingline Lender

By:	/s/ Gregory A. Kress
Name: Gregory A. Kress
Title: Senior Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as an Incremental Canadian Revolver Lender, a Canadian Fronting Bank and Canadian Swingline Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Incremental U.S. Revolver Lender and a U.S. Fronting Bank

By:	Alicia Schug
Name: Alicia Schug
Title: Vice President

By:	/s/ Stephen R. Lapidus
Name: Stephen R. Lapidus
Title: Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

DEUTSCHE BANK AG, CANADA BRANCH, as an Incremental Canadian Revolver Lender and a Canadian Fronting Bank

By:	/s/ David Gynn
Name: David Gynn
Title: Chief Financial Officer

By:	/s/ Rupert Gomes
Name: Rupert Gomes
Title: Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

BARCLAYS BANK PLC, as an Incremental Canadian Revolver Lender, an Incremental U.S. Revolver Lender, a Canadian Fronting Bank and a U.S. Fronting Bank

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

MORGAN STANLEY BANK, N.A., as an Incremental Canadian Revolver Lender and a Canadian Fronting Bank

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory

[Signature Page to Third Amendment to the ABL Credit Agreement]

MORGAN STANLEY BANK, N.A., as an Incremental U.S. Revolver Lender and a U.S. Fronting Bank

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory

[Signature Page to Third Amendment to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Canadian Revolver Lender and a Canadian Fronting Bank

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[Signature Page to Third Amendment to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental U.S. Revolver Lender and a U.S. Fronting Bank

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[Signature Page to Third Amendment to the ABL Credit Agreement]

ING CAPITAL LLC, as an Incremental Canadian Revolver Lender and a Canadian Fronting Bank

By:	/s/ Jean V. Grasso
Name: Jean V. Grasso
Title: Managing Director

By:	/s/ Jeffrey Chu
Name: Jeffrey Chu
Title: Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

ING CAPITAL LLC, as an Incremental U.S. Revolver Lender and a U.S. Fronting Bank

By:	/s/ Jean V. Grasso
Name: Jean V. Grasso
Title: Managing Director

By:	/s/ Jeffrey Chu
Name: Jeffrey Chu
Title: Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as a U.S. Fronting Bank

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to Third Amendment to the ABL Credit Agreement]

BANK OF THE WEST, as an Incremental U.S. Revolver Lender and as an Incremental Canadian Revolver Lender

By:	/s/ Bryan L. Bains
Name: Bryan L. Bains
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA, as an Incremental U.S. Revolver Lender and as an Incremental Canadian Revolver Lender

By:	/s/ David Clark
Name: David Clark
Title: Executive Vice President

M&T BANK, as an Incremental U.S. Revolver Lender

By:	/s/ Kevin Mahon
Name: Kevin Mahon
Title: Vice President

M&T BANK CANADA BRANCH, as an Incremental Canadian Revolver Lender

By:	/s/ John R, MacLeod
Name: John R. MacLeod
Title: Administrative Vice President, Canadian Principal Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of NEW YORK COMMUNITY BANK, as an Incremental U.S. Revolver Lender

By:	/s/ Willard D. Dickerson, Jr.
Name: Willard D. Dickerson, Jr.
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as an Incremental U.S. Revolver Lender

By:	/s/ William Brown
Name: William Brown
Title: Senior Vice President

PNC BANK CANADA BRANCH, as an Incremental Canadian Revolver Lender

By:	/s/ Wendy Whitcher
Name: Wendy Whitcher
Title: Vice President

REGIONS BANK, as an Incremental U.S. Revolver Lender and as an Incremental Canadian Revolver Lender

By:	/s/ Hossein Nouri
Name: Hossein Nouri
Title: Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

BLUE HILLS BANK, A MASSACHUSETTS CHARTERED BANK, as an Incremental U.S. Revolver Lender

By:	/s/ A. Keith Broyles
Name: A. Keith Broyles
Title: Senior Vice President

FIRST MIDWEST BANK, as an Incremental U.S. Revolver Lender

By:	/s/ Michael E. May
Name: Michael E. May
Title: Vice President

HSCB BANK USA, NATIONAL ASSOCIATION, as an Incremental U.S. Revolver Lender and an Incremental Canadian Revolver

By:	/s/ Reed R. Menefee
Name: Reed R. Menefee
Title: Director

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as an Incremental Canadian Revolver Lender

By:	/s/ Auggie Marchetti
Name: Auggie Marchetti
Title: Authorized Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

JPMORGAN CHASE BANK, as an Incremental U.S. Revolver Lender

By:	/s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Executive Director

MANUFACTURERS BANK, as an Incremental U.S. Revolver Lender

By:	/s/ Ben Chu
Name: Ben Chu
Title: SVP

ROCKLAND TRUST COMPANY, as an Incremental U.S. Revolver Lender

By:	/s/ Thomas Meehan
Name: Thomas Meehan
Title: Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]